UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2004

                         Frederick County Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-50407

            Maryland                                            20-0049496
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                30 West Patrick Street, Frederick, Maryland 21701
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 620-1400


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ITEM 9. REGULATION FD DISCLOSURE

      On April 13, 2004, the Registrant announced its earnings for the quarter ended March 31, 2004. For further information, reference is made to the Registrant's press release, dated April 13, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 of Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 13, 2004, the Registrant announced its earnings for the quarter ended March 31, 2004. For further information, reference is made to the Registrant's press release, dated April 13, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 12 of Form 8-K.

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EXHIBIT INDEX

Exhibit 99.1      Press Release dated April 13, 2004

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FREDERICK COUNTY BANCORP, INC.
                                               (Registrant)

                                      By: /s/ William R. Talley, Jr.
                                          --------------------------------------
                                          William R. Talley, Jr., Executive Vice
                                          President and Chief Financial Officer
                                            (Principal Accounting Officer)

Dated: April 13, 2004